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                                                                   EXHIBIT 10.21


                             AMENDMENT NUMBER ONE
                       TO REGISTRATION RIGHTS AGREEMENT

        AMENDMENT NUMBER ONE, dated as of September 29, 1995, to the Registration Rights Agreement, dated as of January 18, 1995 (the "Registration Rights Agreement"), among CCA Holdings Corp., a Delaware corporation, Kelso Investment Associates V, L.P., a Delaware limited partnership, Kelso Equity Partners V, L.P., a Delaware limited partnership, and Charter Communications, Inc., a Delaware corporation.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. The definition of "Requesting Stockholder" is hereby replaced in its entirety with the following:

        " 'Requesting Stockholder': shall mean any stockholder which may
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exercise its rights to request that the Company effect a registration pursuant to Section 1.1."

        2. Except as specifically amended hereby, the Registration Rights Agreement remains in full force and effect.

        3. This Amendment Number One may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.




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        IN WITNESS WHEREOF, the undersigned have executed this Amendment Number
One as of the date first above written.


                               CCA HOLDINGS CORP.

                                      /s/ Theodore W. Browne, II
                               By: _________________________________
                                   Name:  Theodore W. Browne, II
                                   Title: Executive Vice President


                               KELSO INVESTMENT ASSOCIATES V, L.P.


                               By: Kelso Partners V, L.P.
                                   General Partner

                                         /s/ George E. Matelich
                               By: ________________________________
                                   General Partner


                               KELSO EQUITY PARTNERS V, L.P.

                                         /s/ George E. Matelich
                               By: ________________________________
                                   General Partner


                               CHARTER COMMUNICATIONS, INC.

                                      /s/ Theodore W. Browne, II
                               By: _________________________________
                                   Name:  Theodore W. Browne, II
                                   Title: Executive Vice President



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